UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

CESCA THERAPEUTICS INC. (Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Cesca Therapeutics Inc.
2711 Citrus Road
Rancho Cordova, CA 95742

Telephone (916) 858-5100

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD OCTOBER 30, 2015

NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders of Cesca Therapeutics Inc. (the “Company” or “Cesca”), a Delaware corporation, will be held at the law offices of Weintraub Tobin, Company counsel, located at 400 Capitol Mall, Suite 1100, Sacramento, CA 95814, on Friday, October 30, 2015 at 9:00 a.m. (PST) for the following purposes:

1.

To approve, pursuant to Nasdaq Marketplace Rule 5635(d), of the issuance in excess of 20% of the Company’s currently outstanding shares of common stock upon the conversion of debentures and exercise of warrants to purchase shares of common stock in connection with a financing; and

2.	To approve an amendment to Company’s Certificate of Incorporation to increase the number of authorized shares of common stock from 150,000,000 to 350,000,000.

These items are described more fully in the proxy statement to this notice. Please give your careful attention to all of the information in the proxy statement.

The Board of Directors of the Company has fixed the close of business on September 10, 2015, as the record date for determining those stockholders who will be entitled to vote at the meeting or any postponement or adjournment thereof. Stockholders are invited to attend the meeting in person.

By Order of the Board of Directors

/s/ David C. Adams
Corporate Secretary

September 15, 2015
Rancho Cordova, California

YOUR VOTE IS IMPORTANT

Even if you plan to attend the special meeting in person, THE Company requests that you vote by submitting your proxy as early as possible by following the instructions to ensure that your shares will be represented at the special meeting if for any reason you are unable to attend. If you do attend the special meeting and wish to vote in person, you may withdraw your proxy and vote in person.

PAGE
QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND PROCEDURAL MATTERS	1

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT OF CESCA THERAPEUTICS INC	6

PROPOSAL 1 – TO APPROVE, PURSUANT TO NASDAQ MARKETPLACE RULE 5635(D), OF THE ISSUANCE IN EXCESS OF 20% OF THE COMPANY’S CURRENTLY OUTSTANDING SHARES OF COMMON STOCK UPON THE CONVERSION OF DEBENTURES AND EXERCISE OF WARRANTS TO PURCHASE SHARES OF COMMON STOCK IN CONNECTION WITH A FINANCING	8

PROPOSAL 2 - TO APPROVE AN AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 150,000,000 TO 350,000,000	12

HOUSEHOLDING	15

TRANSACTIONS OF OTHER BUSINESS AT THE CESCA THERAPEUTICS INC. SPECIAL MEETING	15

QUESTIONS AND ANSWERS ABOUT THE 2015 SPECIAL MEETING
AND PROCEDURAL MATTERS

Q:	Why am I receiving these materials?

A:

The Board of directors of Cesca Therapeutics Inc. is making this proxy statement available to you on the Internet or by delivering a paper copy of this proxy statement to you by mail in connection with the solicitation of proxies for use at Cesca Therapeutics’ Special Meeting of Stockholders (the “Special Meeting”) to be held on Friday, October 30, 2015 at 9:00 a.m., PST, and any adjournment or postponement of the Special Meeting. The Special Meeting will be held at the law offices of Weintraub Tobin, Company counsel, located at 400 Capitol Mall, Suite 1100, Sacramento, CA 95814, for the purpose of considering and acting on the matters set forth in this proxy statement.

These proxy materials were first made available or mailed on September 16, 2015 to all Cesca stockholders entitled to vote at the Special Meeting. Cesca’s website is www.cescatherapeutics.com.

Q:	What proposals will be voted on at the Special Meeting?

A:	Cesca stockholders are being asked to vote on the following matters at the Special Meeting:

1.

To approve, pursuant to Nasdaq Marketplace Rule 5635(d), of the issuance in excess of 20% of the Company’s currently outstanding common stock upon conversion of debentures and exercise of warrants to purchase shares of common stock in connection with the financing; and

2.	To approve an amendment to Company’s Certificate of Incorporation to increase the number of authorized shares of common stock from 150,000,000 to 350,000,000.

These proposals are being solicited in connection with the sale of $15,000,000 in Senior Secured Convertible Debentures (“Debentures”) and Series A warrants (“Series A Warrants”) and Series B warrants (“Series B Warrants” and together with the Series A Warrants, “Warrants”) to purchase shares of common stock which closed on August 31, 2015, all as further discussed in detail below in Proposal 1.

Q:	Who is entitled to vote at the Special Meeting?

A:

Cesca’s Board of Directors set September 10, 2015 as the record date for the Special Meeting. If you owned Cesca common stock at the close of business on September 10, 2015 you may attend and vote at the meeting. As of September 10, 2015, there were 40,616,730 shares of Cesca common stock outstanding.

Q:	What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A:

If your shares are registered directly in your name with Cesca’s transfer agent, Computershare Investor Services LLC, you are considered the “stockholder of record” with respect to those shares, and the notice or these proxy materials have been sent directly to you by Cesca.

Some Cesca stockholders hold their shares through a broker, bank or other nominee, rather than directly in their own names. If your shares are held in a brokerage account or by a bank or another nominee, you are considered the “beneficial owner” of those shares held in street name, and the notice or these proxy materials have been forwarded to you by your broker, bank or nominee who is considered, with respect to those shares, the stockholder of record.

Q:	How many votes do I have?

A:

You are entitled to one vote for each share of Cesca common stock you owned at the close of business on the record date, provided that those shares are either held directly in your name as the stockholder of record or were held for you as the beneficial owner through a broker, bank or other nominee.

Q:	What should I do if I receive more than one notice or set of voting materials?

A:

You may receive more than one notice or set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate notice or voting instruction card for each brokerage account in which you hold shares. If you are a stockholder of record and your shares are registered in more than one name, you will receive more than one notice or proxy card. Please vote by telephone or the Internet with respect to each notice that you receive, or complete, sign, date and return each proxy card and voting instruction card that you receive, to ensure that all of your shares are voted at the Special Meeting.

Q:	How can I vote my shares in person at the Special Meeting?

A:	If you are the stockholder of record of shares of Cesca common stock, you have the right to vote in person at the Special Meeting with respect to those shares.

If you are the beneficial owner of shares of Cesca common stock, you are invited to attend the Special Meeting. However, if you are not the stockholder of record, you may not vote these shares in person at the Special Meeting, unless you obtain a legal proxy from your broker, bank or nominee giving you the right to vote the shares at the Special Meeting.

Even if you plan to attend the Special Meeting, Company recommends that you also submit your proxy card or voting instructions as described in the next Q&A so that your vote will be counted if you later decide not to attend the Special Meeting.

Q:	How can I vote my shares without attending the Special Meeting?

A:

If you are the stockholder of record, you may instruct the proxy holders how to vote your shares by using the Internet voting site or the toll-free telephone number provided on the website to which the notice directs you or, if you have requested paper copies of the proxy materials, by completing, signing, dating and returning a requested proxy card in the provided, postage pre-paid envelope or by using the Internet voting site or the toll-free telephone number listed on the proxy card. Specific instructions for using the Internet and telephone voting systems are on the website and proxy card (and repeated in the box below). The Internet and telephone voting systems for stockholders of record will be available until 1:00 a.m., Central Time, on October 30, 2015 (the morning of the Special Meeting).

If you are the beneficial owner of shares of Cesca common stock held in street name, you have the right to direct your broker, bank or nominee on how to vote your shares. Your broker, bank or nominee has provided a notice that directs you to a website with Internet and toll-free telephone voting instructions (repeated in the boxes below) or, if you have requested paper copies of the proxy materials, enclosed is a voting instruction card for you to use in directing the broker, bank or nominee regarding how to vote your shares.

VOTE BY INTERNET

Shares Held of Record:

www.envisionreports.com/KOOL

Shares Held Through Broker, Bank or Nominee:

Internet: www.proxyvote.com

24 hours a day/7 days a week

Through 1:00 am Central Time, October 30, 2015

INSTRUCTIONS:

Read this Proxy Statement.

Go to the applicable website listed above.

Have your notice of internet availability of proxy materials, proxy card or voting instruction card in hand (including the control number specified on that notice or card) and follow the instructions.

VOTE BY TELEPHONE

Shares Held of Record:

1-800-652-VOTE (8683)

Shares Held Through Broker, Bank or Nominee:

1-800-579-1639

Toll-free 24 hours a day/7 days a week

Through 1:00 am Central Time, October 30, 2015

INSTRUCTIONS:

Read this Proxy Statement.

Call the applicable toll-free number above.

Have your proxy materials, proxy card or voting instruction card in hand (including the control number specified on that notice or card) and follow the instructions.

If you have questions or need assistance in voting your shares, please call: 480 Washington Blvd., 26th Floor Jersey City, NJ 07310 (800) 868-1391 (Toll Free)

Q:	Can I change or revoke my vote after I return a proxy card or voting instruction card?

A:	If you are the stockholder of record, you may revoke your proxy or change your vote by:

●

Delivering to the Corporate Secretary of Cesca Therapeutics Inc., prior to your shares being voted at the Special Meeting, a written notice of revocation or a duly executed proxy card, in either case dated later than the prior proxy card relating to the same shares (such written notice should be hand delivered to Cesca’s Assistant Corporate Secretary or should be sent so as to be delivered to Cesca Therapeutics Inc., 2711 Citrus Road, Rancho Cordova, CA 95742, Attention: Corporate Secretary);

●	Attending the Special Meeting and voting in person; or

●	Making a timely and valid later Internet or telephone vote, as the case may be, if you have previously voted on the Internet or by telephone in connection with the Special Meeting.

If you are the beneficial owner of shares held in street name, you may change your vote by:

●	Submitting new voting instructions to your broker, bank or other nominee in a timely manner; or

●	Attending the Special Meeting and voting in person, if you have obtained a legal proxy from the broker, bank or nominee that holds your shares giving you the right to vote the shares.

Q:	Can I attend the Special Meeting?

A:

All Cesca stockholders as of the record date, September 10, 2015, or their duly appointed proxies, may attend the Special Meeting. If you are the beneficial owner of Cesca shares held in street name, please bring proof of ownership such as a brokerage statement or letter from the broker, bank or other nominee that is the owner of record of the shares.

Q:	How many votes must be present or represented to conduct business at the Special Meeting?

A:

The presence of a majority of the shares entitled to vote at the Special Meeting is necessary to constitute a quorum at the Special Meeting. Presence is determined by the stockholder entitled to vote the shares being present at the Special Meeting or having properly submitted a proxy with respect to the shares. In compliance with Delaware General Corporate Law, abstentions and broker “non-votes” will be counted as present and entitled to vote at the Special Meeting and are thereby included for purposes of determining whether a quorum is present at the Special Meeting.

A broker “non-vote” occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the broker, bank or nominee does not have discretionary voting power with respect to that proposal and has not received instructions from the beneficial owner.

If sufficient votes to constitute a quorum are not received by the date of the Special Meeting, the persons named as proxies in this proxy statement may propose one or more adjournments of the meeting to permit further solicitation of proxies. Adjournment would require the affirmative vote of the holders of a majority of the outstanding shares of Cesca common stock present in person or represented by proxy at the Special Meeting. The persons named as proxies in this proxy statement would generally exercise their authority to vote in favor of adjournment.

Q:	What is the voting requirement to approve each of the proposals?

A:

The affirmative vote of a majority of the shares of common stock present at the Special Meeting, whether in person or represented by proxy, is required to approve Proposal 1. The affirmative vote of a majority of the outstanding shares of common stock, whether in person or represented by proxy, is required to approve Proposal 2.

Q:	How are votes counted?

A:

You may vote “FOR”, “AGAINST” or “ABSTAIN” on each proposal. Abstentions are deemed to be votes cast and thereby have the same effect as a vote against the proposal. Broker non-votes are not deemed to be votes cast and thereby do not affect the outcome of the voting on the proposal, except in the case of Proposal 2 where a broker non-vote will adversely affect the proposal as it requires a majority of outstanding shares to vote “FOR” approval.

Q:	Where can I find the voting results of the Special Meeting?

A:

The Company’s Assistant Corporate Secretary will tabulate the votes and act as the inspector of election. Company intends to announce preliminary voting results at the Special Meeting. Company will provide final results on a Form 8-K within four business days of the Special Meeting.

Q:	Who pays for the proxy solicitation process?

A:

Cesca will bear the cost of soliciting proxies, including the cost of preparing, posting and mailing proxy materials. In addition to soliciting stockholders by mail and through its regular employees, Cesca will request brokers, banks and other nominees to solicit their customers who hold shares of Cesca common stock in street name. Cesca may reimburse such brokers, banks and nominees for their reasonable, out-of-pocket expenses. Cesca may also use the services of its officers, directors and employees to solicit proxies, personally or by telephone, mail, facsimile or email, without additional compensation other than reimbursement for reasonable, out-of-pocket expenses. Cesca has retained Georgeson, Inc. to aid in the solicitation of proxies and anticipate that the costs of such services will be approximately $10,000.

Q:	How do I get an additional copy of the proxy materials?

A:

If you would like an additional copy of this proxy statement, these documents are available in digital form for download or review by clicking on the “Investors” tab at www.cescatherapeutics.com. Alternatively, Company will promptly send a copy to you upon request by mail to Cesca Therapeutics Inc., Attention: Assistant Corporate Secretary, 2711 Citrus Road, Rancho Cordova, CA 95742 or by calling the Assistant Corporate Secretary of Cesca Therapeutics at (916) 858-5100.

Q:	How do I get proxy materials electronically?

A:

Company encourages you to register to receive all future stockholder communications electronically, instead of in print. This means that the special report, proxy statement and other correspondence will be delivered to you via email. Electronic delivery of stockholder communications helps Cesca to conserve natural resources and to save money by reducing printing, postage and service provider costs.

Stockholders of Record: If you vote your shares using the Internet at www.envisionreports.com/KOOL, please follow the prompts for enrolling in the electronic proxy delivery service.

Beneficial Owners: If you vote your shares using the Internet at www.proxyvote.com, please complete the consent form that appears on-screen at the end of the Internet voting procedure to register to receive stockholder communications electronically. Stockholders holding through a bank, broker or other nominee may also refer to information provided by the bank, broker or nominee for instructions regarding how to enroll in electronic delivery.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
OF CESCA THERAPEUTICS INC.

The Company has only one class of stock outstanding, common stock. The following table sets forth certain information as of September 1, 2015 with respect to the beneficial ownership of Company’s common stock for (i) each director, (ii) each Named Executive Officer (NEO), (iii) all of Company’s directors and officers as a group, and (iv) each person known to us to own beneficially five percent (5%) or more of the outstanding shares of Company’s common stock. As of September 1, 2015 there were 40,501,730 shares of common stock outstanding.

Unless otherwise indicated, the address for each listed stockholder is: Cesca Therapeutics, 2711 Citrus Road, Rancho Cordova, California 95742. To Company’s knowledge, except as indicated in the footnotes to this table or pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to the shares of common stock indicated.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)		Percent of Class
Craig Moore	148,098	(2)	* %

Mahendra Rao MD, PhD.	70,384	(3)	* %

Michael Rhein	553,247	(4)	1.4%

Robin Stracey	465,405	(5)	1.1%

Michael Bruch	63,951		* %

Ken Harris	4,643,743	(6)	11.4%

Mitch Sivilotti	4,687,206	(7)	11.6%

Ray DeGrella	26,667	(8)	* %

Matthew Plavan	501,503	(9)	1.2%

Dan Bessey	55,833		* %

Officers & Directors as a Group (10 persons)	11,216,037		26.7%

5% Common Stockholders
Sabby Healthcare Master Fund, Ltd	2,159,885	(10)	9.1%

Sabby Volatility Warrant Master Fund, Ltd	1,541,810	(11)	(12)

*     Less than 1%.

(1)

“Beneficial Ownership” is defined pursuant to Rule 13d-3 of the Exchange Act, and generally means any person who directly or indirectly has or shares voting or investment power with respect to a security. A person shall be deemed to be the beneficial owner of a security if that person has the right to acquire beneficial ownership of the security within 60 days, including, but not limited to, any right to acquire the security through the exercise of any option or warrant or through the conversion of a security. Any securities not outstanding that are subject to options or warrants shall be deemed to be outstanding for the purpose of computing the percentage of outstanding securities of the class owned by that person, but shall not be deemed to be outstanding for the purpose of computing the percentage of the class owned by any other person. Some of the information with respect to beneficial ownership has been furnished to us by each director or officer, as the case may be.

(2)	Includes 86,848 common shares and 61,250 shares issuable upon the exercise of options.
(3)	Includes 14,134 common shares and 56,250 shares issuable upon the exercise of options.
(4)	Includes 526,163 common shares and 27,084 shares issuable upon the exercise of options.
(5)	Includes 50,405 common shares and 415,000 shares issuable upon the exercise of options.
(6)	Includes 4,557,077 common shares and 86,666 shares issuable upon the exercise of options.
(7)	Includes 4,627,206 common shares and 60,000 common shares issuable upon the exercise of options.
(8)	Includes 26,667 common shares issuable upon the exercise of options.
(9)	Includes 122,337 common shares and 379,166 common shares issuable upon the exercise of options.

(10)

The business address of Sabby Healthcare Master Fund Ltd. (“Sabby HMF”) is c/o Sabby Management LLC, 10 Mountainview Road, Suite 205, Upper Saddle River, NJ 07458. This information is based on a Schedule 13G filed with the SEC.

(11)

The business address of Sabby Volatility Warrant Master Fund Ltd. (“Sabby VWMF”) is c/o Sabby Management LLC, 10 Mountview Road, Suite 205, Upper Saddle River, NJ 07458. This information is based on a Schedule 13G filed with the SEC.

(12)	Sabby VWMF is an affiliate of Sabby HMF. As such, their percent of class has been included in the Sabby HMF percent of class.

PROPOSAL 1

TO APPROVE, PURSUANT TO NASDAQ MARKETPLACE RULE 5635(D), OF THE ISSUANCE IN EXCESS OF 20% OF THE COMPANY’S CURRENTLY OUTSTANDING SHARES OF COMMON STOCK UPON THE CONVERSION OF DEBENTURES AND EXERCISE OF WARRANTS TO PURCHASE SHARES OF COMMON STOCK IN CONNECTION WITH A FINANCING

Background

Company is seeking approval, pursuant to Nasdaq Marketplace Rule 5635(d), of the issuance in excess of 20% of the Company’s currently outstanding common stock upon conversion of Debentures and exercise of Warrants to purchase shares of common stock, as further described in this Proposal No. 1.

On August 31, 2015, Company entered into a securities purchase agreement (the “Purchase Agreement”) with an institutional accredited investor (the “Investor”). Pursuant to the terms of the Purchase Agreement, the Company sold to the Investor Debentures in principal amount up to $15,000,000 convertible into 22,058,823 shares of common stock based upon an initial conversion price of $0.68 (“Conversion Shares”), Series A Warrants to purchase up to 22,058,823 shares of Company’s common stock (“Series A Warrant Shares”) at an exercise price equal to $0.68 per Series A Warrant Share and Series B Warrants to purchase up to 12,132,353 shares of Company’s common stock (“Series B Warrant Shares” and together with the Series A Warrant Shares, “Warrant Shares”) at an exercise price equal to $0.68 per Series B Warrant Share (the “Financing”). Subsequent to shareholder approval, the Series B Warrants may be exercised on a cashless basis at market price at the time of exercise if it is lower than the exercise price subject to a floor of $0.10 per share.

Because the Company’s common stock is listed on the Nasdaq Capital Market, Nasdaq Market Place Rule 5635(d) requires shareholder approval prior to the issuance of securities in connection with a transaction other than a public offering involving the issuance by a company of common stock (or securities convertible into or exercisable common stock) equal to 20% or more of the common stock outstanding before the issuance for less than the greater of book or market value of the stock.

Based on a conversion price and exercise price of $0.68 per share, which represented the August 31, 2015 closing price for a share of Company common stock, the Company could issue up to an aggregate of 56,249,999 shares of common stock under the Debenture and Warrants. In addition, pursuant to a cashless conversion feature of the Series B Warrant discussed below, the Series B Warrants may be exercised into common stock based on the market price at the time of exercise if it is lower than the exercise price subject to a floor of $0.10. In the event the Company’s market price is $0.10 or less at the time the holder of the Series B Warrant exercises, the Company could issue in the aggregate up to 242,953,430 shares of common stock which represents 44,117,646 shares of common stock that may be issued upon the conversion of the Debentures and exercise of Series A Warrants at an conversion and exercise price of $0.68 per share and 198,835,784 shares of common stock which may be issued upon the cashless exercise of the Series B Warrant at $0.10 per share. As a result of the Financing, the Company may issue shares of common stock equal to 20% or more of the issued and outstanding shares of Cesca’s common stock outstanding immediately prior to the Financing.

The Financing will be conducted through two closings. The Financing had an initial closing on August 31, 2015 (the “Initial Closing”) and a second closing remains subject to the satisfaction of certain closing conditions discussed below (“Second Closing”). The Series A Warrants and the Series B Warrants are both subject to vesting in proportion to the amount of funds received by Company under the Debenture.

In connection with the Financing, the Company entered into a registration rights agreement (the “Registration Rights Agreement”) and a security agreement (the “Security Agreement”) with the Investor. Further, the Company covenanted (a) to cause its subsidiaries to enter into a guaranty (the “Subsidiary Guarantee”) and join the Security Agreement, and (b) to enter into a deposit control agreement with Bank of America, N.A. with respect to a deposit control account.

At the Initial Closing, the Company received gross proceeds of $5.5 million. The remaining $9.5 million of gross proceeds from the Financing will be deposited at a Second Closing into the deposit control account.

The $9.5 million of gross proceeds will be released to the Company after receiving:

(i)	stockholder approval of an amendment to the Company’s certificate of incorporation increasing its authorized number of shares of common stock to 350,000,000 (Proposal 2 below);
(ii)	stockholder approval of certain share issuances relating to the Financing to meet Nasdaq listing requirements (this Proposal 1); and
(iii)

approval from California Institute for Regenerative Medicine (“CIRM”) of a grant in the amount of $10 million, subject to certain possible offsetting by Medicare eligibility reimbursements, for clinical trials to treat no option patients with critical limb ischemia prior to January 31, 2016.

Description of the Senior Secured Convertible Debenture

The Debentures are due August 31, 2045, bear no interest, may be convertible into shares of the Company’s common stock at a conversion price of $0.68 per share and are secured by all of the Company’s assets. The Investor may convert the Debentures at any time into Common Stock. The conversion price of the Debentures is subject to adjustment for stock splits, stock dividends, combinations or similar events.

For so long as the Debentures are outstanding, the Company is prohibited from taking certain actions without the consent of the holders of at least 67% in principal amount of the then outstanding Debentures, including but not limited to, prohibitions against: (a) incursion of any indebtedness, (b) incursions of any liens, or (c) payment of cash dividends.

The Debentures contain standard and customary events of default including, but not limited to: (i) failure to make payments when due under the Debentures; (ii) bankruptcy or insolvency of the Company; (iii) certain failures (in the case of the Debentures) to comply with the requirements under the Registration Rights Agreement as described below; or (iv) engagement in a change of control or other fundamental transaction.

In addition to standard and customary events of default, it will constitute an event of default under the Debentures if Company fails to, by November 9, 2015: (a) receive shareholder approval for the Financing in order to meet the listing requirements of the Nasdaq Capital Market, or (b) receive shareholder approval to amend its certificate of incorporation to increase the authorized number of shares of common stock from 150,000,000 to 350,000,000.

If there is an event of default, the holder of the Debentures may require the Company to redeem all or any portion of the Debentures (including all accrued and unpaid interest, if any), in cash, at a price equal to the greater of: (i) the outstanding principal amount of the Debentures, plus all accrued and unpaid interest thereon, divided by the conversion price on the date the default amount is either (A) demanded (if demand or notice is required to create an event of default) or otherwise due or (B) paid in full, whichever has a lower conversion price, multiplied by the VWAP on the date the default amount is either (x) demanded or otherwise due or (y) paid in full, whichever has a higher VWAP, or (ii) 130% of the outstanding principal amount of the Debentures, except (1) if the default is the failure to receive shareholder approval of the Financing, then 100% of the outstanding principal amount of the Debentures, or (2) if the default is due to the failure to receive shareholder approval to increase the number of authorized shares, then 110% of the outstanding principal amount of the Debentures.

Subject to limited exceptions, a holder of the Debentures does not have the right to convert any portion of the Debentures to the extent that, after giving effect to the conversion, the holder, together with its affiliates, would beneficially own in excess of 9.99% of the number of shares of Company’s common stock outstanding immediately after giving effect to its conversion.

Description of the Warrants

Series A Warrant:

The Series A Warrants entitle the holders to purchase, in the aggregate, up to 22,058,823 shares of Common Stock at an exercise price of $0.68 per share for a period of five and one-half years. The Series A Warrants are exercisable upon the earlier of shareholder approval or the six month anniversary of the issuance date. The exercise price of the Warrants is subject to adjustment for stock splits, stock dividends, combinations or similar events. The Warrants may be exercised for cash or, upon the failure to maintain an effective registration statement, on a cashless basis.

Subject to limited exceptions, a holder of the Series A Warrant does not have the right to exercise any portion of the Series A Warrant to the extent that, after giving effect to the exercise, the holder, together with its affiliates, would beneficially own in excess of 9.99% of the number of shares of Company’s common stock outstanding immediately after giving effect to its conversion.

Series B Warrant:

The Series B Warrants entitle the holders of the Warrants to purchase, in the aggregate, up to 12,132,353 shares of Common Stock with an exercise price of $0.68. The Series B Warrants are exercisable upon the earlier of shareholder approval or the six month anniversary of the issuance date. Following shareholder approval, the Series B Warrants may be exercised on a cashless basis at market price at the time of exercise if it is lower than the conversion price subject to a floor of $0.10 per share. In the case of a cashless exercise at the conversion price floor, the Company could become obligated to issue 198,835,784 shares of common stock. The exercise price of the Series B Warrants is subject to adjustment for stock splits, stock dividends, combinations or similar events.

Subject to limited exceptions, a holder of the Series B Warrant does not have the right to exercise any portion of the Series B Warrant to the extent that, after giving effect to the exercise, the holder, together with its affiliates, would beneficially own in excess of 9.99% of the number of shares of Company’s common stock outstanding immediately after giving effect to its conversion.

The Series A and B Warrants are subject to vesting to approximate the amount of funds actually received by Company under the Debentures.

Why Company Needs Stockholder Approval

Company’s common stock is listed on Nasdaq Capital Markets, and Company is subject to the Nasdaq listing rules and regulations. Nasdaq Marketplace Rule 5635(d) requires stockholder approval prior to the issuance of securities in connection with a transaction (other than a public offering) involving the sale, issuance or potential issuance by us of common stock (or securities convertible into or exercisable for common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for less than the greater of book or market value of the stock.

The Debentures are convertible into an aggregate of 22,058,823 Conversion Shares based on a conversion price of $0.68 per share, subject to certain customary adjustments to the conversion price. The Series A Warrants are exercisable into an aggregate of 22,058,823 shares of common stock based on an exercise price of $0.68 per share, subject to customary adjustments to the exercise price. The Series B Warrants are exercisable into an aggregate of 12,132,353 shares of common stock based on an exercise price of $0.68 per share. However, due to a cashless conversion feature of the Series B Warrant, the holder has the right to exercise the Series B Warrant at market price at the time of exercise if it is lower than the exercise price of $0.68 per shares subject to a $0.10 per share floor. Assuming the holder exercises the Series B Warrant on a cashless basis at $0.10 per share, setting aside the ownership limitations on conversion and exercise, the Series B Warrants could be exercised into 198,835,784 shares of common stock, and along with the conversion of the Debentures and exercise of the Series A Warrants, 242,953,430 shares in the aggregate. As a result, shareholder approval of the issuance of the shares of common stock in connection with the Financing is required under Nasdaq Marketplace Rule 5635(d) approval is required.

Pursuant to the Purchase Agreement, the Second Closing of $9,500,000 Debentures is conditioned on Company’s receipt of stockholder approval of the issuance of the common stock under the Financing in accordance with the applicable rules and regulations of the Nasdaq Stock Market. Accordingly, this Proposal No. 1 is being sought to meet the conditions of the Purchase Agreement.

As required by the Purchase Agreement, certain directors, officers and shareholders of Company representing approximately 25.7% of the outstanding shares of Common Stock have entered into a voting agreement pursuant to which such persons, as shareholders, agreed to vote all of their shares of Common Stock in favor of the issuances of Common Stock in connection with the Financing and to amend the Company’s certificate of incorporation to increase its authorized number of shares of Common Stock.

Consequences of Not Approving this Proposal

If shareholder approval of Proposal 1 is not obtained on or before November 9, 2015, the Company will be in default under the terms of the Debenture and the Investor will have the right to demand payment of 100% of the then outstanding principal under the Debentures plus accrued and unpaid interest. The proceeds from the First Closing of the Debentures will be used for working capital. In the event Proposal 1 is not approved, such failure to obtain approval would be deemed an event of Default under the Debenture. In the event of default, the Company would not have sufficient funds to repay the Debenture. The Debentures are secured by all of the assets of the Company.

Vote Required and Board of Directors’ Recommendation

The affirmative vote of a majority of the shares of common stock present, whether in person or represented by proxy at the Special Meeting, is required to approve this Proposal 1. Company’s board of directors recommends that the stockholders vote “FOR” the approval of the issuance in excess of 20% of the Company’s currently outstanding shares of common stock upon conversion of debentures and exercise of warrants to purchase shares of common stock in connection with a financing.

PROPOSAL 2

TO APPROVE AN AMENDMENT TO COMPANY’S CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 150,000,000 TO 350,000,000

General Information

The Board of Directors approved and recommends that the stockholders approve an amendment to the Company's Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 150,000,000 to 350,000,000 shares. The number of authorized shares of the Company's preferred stock will not be affected by the proposed increase. The amendment will not result in any changes to the issued and outstanding shares of common stock of the Company and will only affect the number of shares that may be issued by the Company in the future.

Reasons for the Proposal

As discussed in Proposal 1, Company has entered into a Purchase Agreement, pursuant to which the Company sold $15,000,000 Debentures and certain Warrants. Pursuant to the Financing, the Company must amend its Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 150,000,000 to 350,000,000 in order to not be in default under the Debenture. If shareholder approval of Proposal 2 is not obtained on or before November 9, 2015, the Company will be in default under the terms of the Debenture and the Investor will have the right to demand payment of 110% of the then outstanding principal under the Debentures plus accrued and unpaid interest. The proceeds from the First Closing of the Debentures were used for working capital. In the event Proposal 2 is not approved, such failure to obtain approval would be deemed an event of Default under the Debenture. In the event of default, the Company would not have sufficient funds to repay the Debenture. The Debentures are secured by all of the assets of the Company.

Proceeds from the $9,500,000 Debentures will be released to the Company after receiving:

(i)	stockholder approval of an amendment to the Company’s certificate of incorporation increasing its authorized number of shares of common stock to 350,000,000 (this Proposal 2);
(ii)	stockholder approval of certain share issuances relating to the Financing to meet Nasdaq listing requirements (Proposal 1 above); and
(iii)

approval from CIRM of a grant in the amount of $10 million, subject to certain possible offsets associated with reimbursement of patient related costs by Medicare and private insurance as a contribution towards the cost of a clinical trials to treat no option patients with critical limb ischemia.

As of August 28, 2015, there were 40,501,730 shares of common stock outstanding, 2,855,867 shares reserved for previously granted options, 1,454,586 shares reserved for previously issued unvested restricted stock awards and 5,520,400 shares reserved for previously issued warrants. Additionally, a total of 3,048,831 shares have been set aside for future issuance under the Company's equity incentive plans. In addition to the foregoing, we may need to issue and reserve an additional 242,953,430 shares as a result of the Financing. Therefore, the Board of Directors has determined that it is desirable for the Company to increase the number of shares of authorized common stock in order to meet needs that may arise from time to time in the future.

As was required by the Purchase Agreement, certain directors, officers and shareholders of Company representing approximately 25.7% of the outstanding shares of Common Stock have entered into a voting agreement pursuant to which such persons, as shareholders, agreed to vote all of their shares of Common Stock in favor of the issuances of Common Stock in connection with the Financing and to amend the Company’s certificate of incorporation to increase its authorized number of shares of Common Stock.

Amendment

If this proposal is adopted by the stockholders, Article 4 of the Sixth Amended and Restated Certificate of Incorporation will be amended to read as follows:

“The Corporation is authorized to issue two classes of stock, designated Common Stock, $0.001 par value (“Common Stock”) and Preferred Stock, $0.001 par value (“Preferred Stock”). The total number of shares which the Corporation is authorized to issue is Three Hundred Fifty Two million (352,000,000). The total number of shares of Common Stock is Three Hundred Fifty Million (350,000,000) and the total number of shares of Preferred Stock is Two Million (2,000,000).

Shares of Preferred Stock may be issued from time to time in one or more series. The Board of Directors shall determine the designation of each series and the authorized number of shares of each series. The Board of Directors is authorized to determine and alter the rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued series of shares of Preferred Stock and to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any such series subsequent to the issue of shares of that series. If the number of shares of any series of Preferred Stock shall be so decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series.”

Delaware Franchise Tax

If Proposal 2 is adopted, the Company's authorized capital will increase and the Company will be subject to an increase in the Delaware Franchise Tax. However, the Company believes the increase in the number of authorized shares will not materially increase the Delaware Franchise Tax of the Company.

Potential Anti-Takeover Aspects

Shares of authorized and unissued common stock could be issued in one or more transactions that could make it more difficult, and therefore less likely, for a takeover of the Company. Although the Board of Directors does not have the present intention to use the additional authorized shares as an anti-takeover device, the issuance of additional common stock could have the effect of diluting the stock ownership of persons seeking control of the Company and the possibility of such dilution could have a deterrent effect on persons seeking to acquire control. For example, shares of common stock can be privately placed with purchasers who support a board of directors in opposing a tender offer or other hostile takeover bid, or can be issued to dilute the stock ownership and voting power of a third party seeking a merger or other extraordinary corporate transaction. Accordingly, the power to issue additional shares of common stock could enable the Board of Directors to make it more difficult to replace incumbent directors and to accomplish business combinations opposed by the incumbent Board of Directors. However, as previously stated, the Company is amending its Amended and Restated Certificate of Incorporation to increase the number of authorized shares in order to comply with requirements of the Purchase Agreement.

Principal Effects on Outstanding Common Stock

The proposal to increase the authorized capital stock will affect the rights of existing holders of common stock to the extent that future issuances of common stock will reduce each existing stockholder's proportionate ownership and may dilute earnings per share of the shares outstanding at the time of any such issuance. If approved, the amendment to the Certificate of Incorporation will be effective upon filing with the Secretary of State for Delaware.

Consequences of Not Approving this Proposal

If shareholder approval of Proposal 2 is not obtained on or before November 9, 2015, the Company will be in default under the terms of the Debenture and the Investor will have the right to demand payment of 110% of the then outstanding principal under the Debentures plus accrued and unpaid interest. The proceeds from the First Closing of the Debentures will be used for working capital. In the event Proposal 2 is not approved, such failure to obtain approval would be deemed an event of Default under the Debenture. In the event of default, the Company would not have sufficient funds to repay the Debenture. The Debentures are secured by all of the assets of the Company.

Vote Required and Board of Directors’ Recommendation

The affirmative vote of a majority of the shares of common stock outstanding, whether present in person or represented by proxy, is required to approve this Proposal 2. Company’s board of directors recommends that the stockholders vote “FOR” the approval, of the amendment to the certificate of incorporation to increase the number of authorized shares of common stock to 350,000,000.

HOUSEHOLDING

The Securities and Exchange Commission has adopted rules that permit companies and intermediaries (for example, brokers, banks and nominees) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding”, potentially means extra convenience for stockholders and cost savings for companies and intermediaries. This year, some banks, brokers or other nominee record holders may be “householding” our proxy materials. This means that only one copy of our proxy statement and annual report to stockholders may have been sent to multiple stockholders in your household unless contrary instructions have been received by the broker, bank or nominee from you. If you would like a separate copy of this proxy statement, these documents are available in digital form for download or review by clicking on the “Investors” tab at www.cescatherapeutics.com. Alternatively, Company will promptly send a copy to you upon request by mail to Cesca Therapeutics Inc., Attention: Assistant Corporate Secretary, 2711 Citrus Road, Rancho Cordova, CA 95742 or by calling the Assistant Corporate Secretary of Cesca Therapeutics at (916) 858-5100. If you are a beneficial owner, you can request additional copies of the Proxy Statement and annual report, or you can request a change in your householding status, by notifying your broker, bank or nominee.

TRANSACTIONS OF OTHER BUSINESS AT THE CESCA THERAPEUTICS INC. SPECIAL MEETING

Company does not know of any business to be presented for action at the meeting other than those items listed in the notice of the meeting and referred to herein. If any other matters properly come before the meeting, including adjournment, it is intended that the proxies will be voted in respect thereof in accordance with their best judgment pursuant to discretionary authority granted in the proxy.

ALL STOCKHOLDERS ARE URGED TO EXECUTE THE ACCOMPANYING PROXY AND TO RETURN IT PROMPTLY. STOCKHOLDERS MAY REVOKE ANY PROXY IF SO DESIRED AT ANY TIME BEFORE IT IS VOTED.

By Order of the Board of Directors

/s/ David C. Adams
Corporate Secretary

September 15, 2015
Rancho Cordova, California

CESCA Therapeutics

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Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on October 30, 2015.

Vote by Internet

- Go to **www.envisionreports.com/KOOL**
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Vote by telephone

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Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. [X]

Special Meeting Proxy Card

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▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

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A Proposals — The Board of Directors recommends a vote FOR Proposals 1 and 2.

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C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name appears. When shares are held by joint tenants or more than one person, all owners should sign. When signing as attorney, as executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
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▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

CESCA Therapeutics

Proxy — Cesca Therapeutics Inc. | Common Stock

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints Robin C. Stracey and Michael Bruch as proxies, each with full power to appoint substitutes, and hereby authorizes them or either of them to represent and to vote as designated below, all the shares of common stock of Cesca Therapeutics Inc. held of record by the undersigned as of September 10, 2015, at the Special Meeting of Stockholders to be held at the Weintraub Tobin, 400 Capitol Mall, Suite 1100, Sacramento, CA 95814, on Friday, October 30, 2015 at 9:00a.m., (PST), and any adjournments or postponements thereof, and hereby ratifies all that said attorneys and proxies may do by virtue hereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ALL PROPOSALS.

THIS PROXY ALSO DELEGATES DISCRETIONARY AUTHORITY TO VOTE WITH RESPECT TO OTHER BUSINESS WHICH PROPERLY MAY COME BEFORE THE MEETING, OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

PLEASE READ, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING AND PROXY STATEMENT FURNISHED IN CONNECTION THEREWITH.

PLEASE REFER TO THE REVERSE SIDE FOR INTERNET AND TELEPHONE VOTING INSTRUCTIONS.